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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 3, 2002
                                                 -------------------------------


                               The Hockey Company
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-19596                 13-36-32297
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                  Number)              Identification No.)


3500 Boulevard de Maisonneuve West, Suite 800,
         Montreal, Quebec, Canada                                 H3Z 3C1
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   (Address of Principal Executive Offices)                      (Zip Code)


Registrant"s telephone number, including area code        (514) 932-1118
                                                   -----------------------------



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             (Former Name or Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         On April 3, 2002 (the "Closing Date"), The Hockey Company (the "Company") sold $125,000,000 of 11 1/4% Senior Secured Note Units due 2009 (the "Units"), each such Unit consisting of $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of The Hockey Company (the "Parent Notes") and $500 principal amount of 11 1/4% Senior Secured Notes due 2009 of Sport Maska Inc. ("Sport Maska" and, together with the Company, the "Issuers"), a wholly-owned subsidiary of The Hockey Company (the "Subsidiary Notes" and, together with the Parent Notes, the "Notes") through a private placement (the "Offering"). Jefferies & Company, Inc., as the initial purchaser (the "Initial Purchaser"), has offered the Units only to qualified institutional buyers in the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), under Rule 144A and to persons outside the United States pursuant to Regulation S under the Securities Act on a firm commitment basis. The Notes comprising a Unit are not separable and are transferable only as a Unit.

         The net proceeds from the sale of the Units were used by the Issuers
(i) to repay all outstanding secured indebtedness under the Amended and Restated Credit Agreement, dated March 14, 2001 (the "Caisse Credit Agreement"), among the Issuers, as borrowers, Caisse de depot et placement du Quebec, as Agent and Lender, and Montreal Trust Company, as Paying Agent, (ii) to pay down secured indebtedness under the Credit Agreement, dated November 19, 1998, as amended, among Maska U.S., Inc., as borrower, the Credit Parties, the Lenders and General Electric Capital Corporation, as Agent and Lender, and the Credit Agreement, dated November 19, 1998, as amended, among Sport Maska, as borrower, the Credit Parties, the Lenders and General Electric Capital Canada Inc., as Agent and Lender (collectively, the "GE Facilities"), (iii) to pay fees and expenses for the Offering and (iv) for general corporate purposes. The Caisse Credit Agreement and any documents related thereto have been terminated and are of no further force and effect. The terms of the GE Facilities were amended by each of the Fourth Amendment to Credit Agreement, dated the Closing Date, among the respective parties thereto, and the Third Amendment to Credit Agreement, dated the Closing Date, among the respective parties thereto.

         Pursuant to a Purchase Agreement, dated March 26, 2002, among the Issuers and the Initial Purchaser, the Initial Purchaser purchased 125,000 Units, each Unit consisting of $500 principal amount of Parent Notes and $500 principal amount of Subsidiary Notes, at an aggregate purchase price of $125,000,000. The Issuers will pay interest on the Notes at an annual rate of 11 1/4%, semi-annually, on each of October 15 and April 15, beginning on October 15, 2002.

         Pursuant to an Indenture, dated the Closing Date, among the Issuers, The Bank of New York, as Trustee, and the Subsidiary Guarantors named therein, the Company has fully and unconditionally guaranteed, on a senior secured basis, to each holder of Subsidiary Notes and the Trustee, the payment and performance of Sport Maska's obligations under the Indenture and Subsidiary Notes and Sport Maska has fully and unconditionally guaranteed, on a senior secured basis, to each holder of Parent Notes and the Trustee, the payment and performance of the Company's obligations under the Indenture and the Parent Notes. All Restricted Subsidiaries (as defined in the Indenture) of the Company, excluding the Company's Finnish subsidiaries, jointly and severally, have fully and unconditionally guaranteed, on a senior secured basis, to each


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holder of the Notes and the Trustee, the payment and performance of the
Company's and Sport Maska's obligations under the Indenture and the Notes (each such subsidiary, a "SUBSIDIARY GUARANTOR" and each such guarantee, a "Guarantee"). The Indenture contains customary representations, warranties, agreements and covenants, including limitations on the Issuers' and the Restricted Subsidiaries' ability to, among others, (i) incur additional indebtedness, (ii) pay dividends, redeem stock or make other distributions,
(iii) issue stock of subsidiaries, (iv) make certain investments, (v) create liens, (vi) enter into transactions with affiliates, (vii) merge, consolidate or sell substantially all assets and (viii) transfer or sell assets.

         The Parent Notes are the Company's senior secured obligations, ranking senior in right of payment to all of the Company's subordinated indebtedness and ranking PARI PASSU in right of payment to all of the Company's senior indebtedness, including indebtedness under the seasonal working capital facilities such as the GE Facilities. The Subsidiary Notes are Sport Maska's senior secured obligations, ranking senior in right of payment to all of Sport Maska's subordinated indebtedness and ranking PARI PASSU in right of payment to all of Sport Maska's senior indebtedness, including indebtedness under the seasonal working capital facilities such as the GE Facilities. The Guarantees are senior secured obligations, ranking senior in right of payment to all of the Subsidiary Guarantors' subordinated indebtedness and ranking PARI PASSU in right of payment to all of the Subsidiary Guarantors' senior indebtedness, including indebtedness under the seasonal working capital facilities such as the GE Facilities.

         Pursuant to each of the Pledge and Security Agreement, the General Security Agreements and the Securities Pledge Agreements, each dated the Closing Date, among the respective parties thereto, the Notes and Guarantees are secured by substantially all of the Issuers' tangible and intangible assets and the tangible and intangible assets of the Issuers' Restricted Subsidiaries, excluding the Finnish subsidiaries, subject to the prior ranking claims on accounts receivable, inventories and other assets by the lenders under the seasonal working capital facilities, and by a pledge of the stock of the first-tier Finnish subsidiary, KHF Sports Oy. However, the security interest in the assets of Jofa AB, one of the Company's Swedish subsidiaries, is limited to $15,000,000.

         Pursuant to the Registration Rights Agreement, dated the Closing Date (the "Registration Rights Agreement"), holders of the Units will have the registration rights set forth therein applicable to the Units. Each of the Issuers agreed, among other things, to file with the Securities and Exchange Commission (the "SEC") within ninety (90) days from the Closing Date (a) a registration statement under the Securities Act relating to Senior Secured Note Units (the "Exchange Units") which shall be identical to the Units to be offered in exchange for the Units (such offer to exchange being referred to as the "Exchange Offer"), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Units. The Issuers have agreed to use their best efforts to cause the registration statement to be declared effective by the SEC within one hundred eighty (180) days from the Closing Date and to complete the Exchange Offer within thirty (30) business days after the registration statement is declared effective. If the Issuers fail to satisfy their obligations under the Registration Rights Agreement, they will be required to pay additional interest to the holders of the Units under certain circumstances.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      EXHIBITS. The following exhibits are filed with this report:


       EXHIBIT
        NUMBER                         DESCRIPTION
       -------                         -----------

         3.1      Certificate of Amendment of The Hockey Company, dated April 3,
                  2002

         4.1 Purchase Agreement, dated March 26, 2002, among The Hockey Company, Sport Maska Inc. and Jefferies & Company, Inc.

         4.2 Indenture, dated April 3, 2002, among The Hockey Company, Sport Maska Inc., The Bank of New York, as Trustee, and the Subsidiary Guarantors named therein, relating to Units consisting of 11 1/4% Senior Secured Notes due 2009 of The Hockey Company and 11 1/4% Senior Secured Notes due 2009 of Sport Maska Inc.

         4.3 Registration Rights Agreement, dated April 3, 2002, among The Hockey Company, Sport Maska Inc. and Jefferies & Company, Inc., as Initial Purchaser

         10.1 Pledge and Security Agreement, dated April 3, 2002, among The Hockey Company, Sports Holdings Corp., Maska U.S., Inc., SLM Trademark Acquisition Corp., WAP Holdings Inc. and The Bank of New York, as Collateral Agent

         10.2 General Security Agreement, dated April 3, 2002, by Sport Maska Inc. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.3 General Security Agreement, dated April 3, 2002, by SLM Trademark Acquisition Canada Corp. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.4 Securities Pledge Agreement, dated April 3, 2002, by Sport Maska Inc. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.5 Securities Pledge Agreement, dated April 3, 2002, by SLM Trademark Acquisition Canada Corp. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.6 Deed of Hypothec, dated April 3, 2002, between BNY Trust Company of Canada, as Collateral Agent, and Sport Maska Inc.

         10.7 Deed of Hypothec, dated April 3, 2002, between BNY Trust Company of Canada, as Collateral Agent, and SLM Trademark Acquisition Canada Corp.

         10.8 Intercreditor Agreement, dated April 3, 2002, among General Electric Capital Corporation, General Electric Capital Canada Inc., The Bank of New York, as U.S. Collateral Agent, BNY Trust Company of Canada, as Canadian Collateral Agent, The Bank of New York, as Trustee, The Hockey Company, Sport Maska Inc., Sports Holdings Corp., Maska U.S.,


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                  Inc., SLM Trademark Acquisition Canada Corp., SLM Trademark
                  Acquisition Corp. and WAP Holdings Inc.

         10.9 Third Amendment to Credit Agreement, dated April 3, 2002, among Maska U.S., Inc., as borrower, the Credit Parties, the Lenders and General Electric Capital Corporation, as Agent and Lender

         10.10 Fourth Amendment to Credit Agreement, dated April 3, 2002, among Sport Maska Inc., as borrower, the Credit Parties, the Lenders and General Electric Capital Canada Inc., as Agent and Lender





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE HOCKEY COMPANY


Date:  April 10, 2002            By: /s/ Matthew H. O'Toole
                                    --------------------------------------
                                    Name:  Matthew H. O'Toole
                                    Title: President and Chief Executive Officer






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                                INDEX TO EXHIBITS


       EXHIBIT
        NUMBER                         DESCRIPTION
       -------                         -----------

         3.1      Certificate of Amendment of The Hockey Company, dated April 3,
                  2002

         4.1 Purchase Agreement, dated March 26, 2002, among The Hockey Company, Sport Maska Inc. and Jefferies & Company, Inc.

         4.2 Indenture, dated April 3, 2002, among The Hockey Company, Sport Maska Inc., The Bank of New York, as Trustee, and the Subsidiary Guarantors named therein, relating to Units consisting of 11 1/4% Senior Secured Notes due 2009 of The Hockey Company and 11 1/4% Senior Secured Notes due 2009 of Sport Maska Inc.

         4.3 Registration Rights Agreement, dated April 3, 2002, among The Hockey Company, Sport Maska Inc. and Jefferies & Company, Inc., as Initial Purchaser

         10.1 Pledge and Security Agreement, dated April 3, 2002, among The Hockey Company, Sports Holdings Corp., Maska U.S., Inc., SLM Trademark Acquisition Corp., WAP Holdings Inc. and The Bank of New York, as Collateral Agent

         10.2 General Security Agreement, dated April 3, 2002, by Sport Maska Inc. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.3 General Security Agreement, dated April 3, 2002, by SLM Trademark Acquisition Canada Corp. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.4 Securities Pledge Agreement, dated April 3, 2002, by Sport Maska Inc. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.5 Securities Pledge Agreement, dated April 3, 2002, by SLM Trademark Acquisition Canada Corp. in favor of BNY Trust Company of Canada, as Collateral Agent

         10.6 Deed of Hypothec, dated April 3, 2002, between BNY Trust Company of Canada, as Collateral Agent, and Sport Maska Inc.

         10.7 Deed of Hypothec, dated April 3, 2002, between BNY Trust Company of Canada, as Collateral Agent, and SLM Trademark Acquisition Canada Corp.

         10.8 Intercreditor Agreement, dated April 3, 2002, among General Electric Capital Corporation, General Electric Capital Canada Inc., The Bank of New York, as U.S. Collateral Agent, BNY Trust Company of Canada, as Canadian Collateral Agent, The Bank of New York, as Trustee, The Hockey Company, Sport Maska Inc., Sports Holdings Corp., Maska U.S.,


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                  Inc., SLM Trademark Acquisition Canada Corp., SLM Trademark
                  Acquisition Corp. and WAP Holdings Inc.

         10.9 Third Amendment to Credit Agreement, dated April 3, 2002, among Maska U.S., Inc., as borrower, the Credit Parties, the Lenders and General Electric Capital Corporation, as Agent and Lender

         10.10 Fourth Amendment to Credit Agreement, dated April 3, 2002, among Sport Maska Inc., as borrower, the Credit Parties, the Lenders and General Electric Capital Canada Inc., as Agent and Lender